Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-50043 on Form S-8, our report dated January 20, 1999 (April 15, 1999 as to
Note 16) appearing in the Annual Report on Form 10-KSB of Columbia Capital Corp. for the year ended December 31, 1998.

/s/ Davis, Kinard & Co., P.C.

Abilene, Texas
April 15, 1999